EXHIBIT 99.1

CTS Corporation Statements about the Company’s earnings outlook and its plans, estimates and beliefs concerning the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations. Actual results may differ materially from those reflected in the forward-looking statements due to a variety of factors which could affect the Company’s operating results, liquidity and financial condition. We undertake no obligations to publicly update or revise any forward-looking statements. Factors that could impact future results include among others: the general market conditions in the automotive, computer and communications markets, and in the overall worldwide economies; reliance on key customers; the Company capabilities to implement measures to improve its financial condition and flexibility; the Company’s successful execution of its ongoing cost-reduction plans; pricing pressures and demand for the Company’s products, especially if economic conditions worsen or do not recover in the key markets for the Company’s products; changes in the liability insurance markets which might impact the Company’s capability to obtain appropriate levels of insurance coverage; the effect of major health concerns such as Severe Acute Respiratory Syndrome (SARS) on our employees, customers and suppliers; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Investors are encouraged to examine the Company’s SEC filings, which more fully describe the risks and uncertainties associated with the Company’s business.

97 98 99 00 01 02 East 390.6 370.4 677.1 866.5 577.7 457.8 Financial Results 2002 Key Accomplishments: Returned to profitability (Q4). Pruned non-strategic operations and products. Significantly reduced Working Capital; Inventory turns improved to record levels. Reduced Total Debt/Capitalization Ratio. $ In Millions Sales 97 98 99 00 01 02 East 0.72 1.28 2.1 2.92 -0.26 -0.16 Adjusted EPS * Excludes write-off for acquired in-process research and development. ** Excluding restructuring and related one-time charges, and customer reimbursement. * ** ** 2002 Results **: Sales $ 457.8 M Adjusted Net Earnings/(Loss): $ (5.5) M Adjusted EPS $ (0.16) Free Cash Flow $ 12.4 M Total Debt/Capitalization 26% Adjusted Working Capital 10%

Improved Cost Structure

Near-Term Business Strategy Communications Electronics $96M - 37% Other * $7M - 2% Automotive 23% Resistor/Electro 11% North America 53% Aggressively Grow Grow Increase Profitability Electronic Components Automotive Sensors Electronic Manufacturing Services 0.34 0.25 0.41 Electronics Manufacturing Services 41% Electronic Components 34% Automotive Sensors 25% Selectively Grow

Automotive Sensors Growth Strategy Aggressively expand product base. Leverage product/market strength into Asian market. 2002 2007 $116 M $240+ M Double sales in 5 years! Sales Growth Unit growth ( N.A. & Eur.) 1 - 3 % Content growth ($/vehicle) 10 - 12 % Asian expansion 3 - 6 % Total (CAGR) 14 - 21%

Automotive Sensors - New Products New Products have $1 Billion Market by 2007 Strategy Focus on next generation technologies and new sensor applications. Move up value chain - complete solution. Develop products in close working relationship with customer. Body of Chassis Powertrain (Engine) Powertrain (Transmission) 0.34 0.38 0.28 Powertrain (Engine) Body & Chassis Powertrain (Transmission) Small Engine TPS PZT Actuators Belt Tension Sensor ETC Pedal Assembly LTCC Modules LTCC Modules

Belt Tension Sensor Won 14 Platforms U.S. regulations require 100% of all new light vehicles to have enhanced occupancy sensing systems by 2006. CTS' Belt Tension Sensor provides superior measurement accuracy Served Available Market 2003 2004 2005 2006 2007 Sales 30 80 130 156 160 CTS Target Sales ? ? ? ? ? ? 2003 2004 2005 2006 2007

Automotive Pedal Sensors Lower part count design provides quality and reliability advantages. Offer both contacting and non-contacting technology. CTS Pedal Trend to "integrated pedals" Won positions on 15 programs. 2003 2004 2005 2006 2007 Available 109 138 162 178 195 Target 25 35 62 83 100 North 45.9 46.9 45 43.9 Pedal and Pedal Sensor Served Available Market $ in millions ? ? ? ? ? ? CTS Target Sales

Communications Components - Infrastructure Growth Move up the Value Chain; Components to Modules Extend the Component Portfolio Exploit Weakened Competitive Field Leverage Low-Cost Manufacturing Capability in Asia CAGR 22% CTS Sales Strategy

Growing demand for data storage Increasing data transmission speeds Increasing component density Market Drivers & Opportunities CTS Position 90 major OEM design wins Production beginning to ramp up Next generation under development ClearONE(tm) Terminators ClearONE(tm) Applications SCSI terminators Memory terminators Backplane bus terminators System bus terminators 2001 2002 2003 2004 2005 2006 ClearOne 0.5 1.8 3.5 6 15 20 $ Millions CTS Sales Target

EMS Geographic Expansion - Asia Market Drivers & Opportunities China infrastructure expansion Shift of electronic manufacturing to Asia 2000 2001 2002 2003 2004 2005 2006 Asia 4.5 11.7 18.4 27.1 32.3 38.4 45.7 27.1 4.5 11.7 18.4 27.1 32.3 38.4 45.7 CTS Sales in China Leverage complex backplane capability. Target high mix/lower volume customers with full service. Leverage Alliance Partnership. Focus on China. Strategy $ in millions Target

Income Statement Summary ($ in millions) Net Sales 2001 2002 578 458 01 2001 2002 Q1** Q2 Q3 Q4 2002 Adjusted Net Earnings/Loss* ** * Excl. restructuring and one-time charges of $38.1M (2001) and $13.7M (2002). **Excl. customers reimbursement ($2.3M) 2001 Q4 7.3 5.5 3.6 2.4 0.5 5.7 0.0 Q4 Q1 Q2 Q3 Q4 Q1 East 126 113 118 111 116 106 2001 2002 2003 0.6 Q1 2003

Income Statement Trends 2001 Q4 Q1:02 Q2:02 Q3:02 Q4:02 Q1:03 Adjusted Operating Expenses 26.9 22.5 22.6 22 20.4 18.5 Adjusted Gross Margins % 0.172 0.181 0.183 0.216 0.2 0.199 * 2001 Q4 Q1:02* Q2:02 Q3:02 Q4:02 Q1:03 Operating Income -5.3 -2.1 -1.1 1.9 3 2.6 * Excludes Customer Reimbursement Note: All data exclude restructuring and related one-time charges. $26.9 $22.5 $22.6 $22.0 $20.4 Adjusted Operating Earnings (Loss) $18.5

Cost Structure Overhaul Other 28% Interest 10% Salary/Fringes 50% Depreciation 12% East 28 10 50 12 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Fixed Costs Reduced by $80M Per Year Other 28% Depreciation 12% Interest 10% Salary/Fringes 50% Breakeven Revenue Point Reduced to $460M Per Year Q1 Q2 Q3 Q4 2001 2002 $ in Millions 31% 33% Breakeven Revenue Fixed Costs 63 54 43 42 116 115 167 155

Product Portfolio Repositioning Comp & Sensors EMS East 0.59 0.41 $ In Millions EMS *Based upon annualizing Q4 Operating Earnings. A. Sensors B. Low Vol. Freq. C. Duplexer & Filters D. Computer Components E. High Vol. Freq. Q4:02 Target Q4:02 Target 16.5% 16 - 20% 0.1% 17 - 21% Margin Drivers Fixed Asset Leverage Operating Cost Reductions Improve Product Mix 40% 50% A/B (Grow) C/D (Grow/Improve) E (Improve/Exit) + - Gross Margin Q4:02 Target Q4:02 Target 5.6% 6 - 7% 0.2% 12 -15% Components and Sensors Segment Return on Assets* Total Segment Operating Earnings % Sales

Financial Summary * Excluding restructuring and related one-time charges, and customer reimbursement. ** Excludes a one-time, noncash write-off for acquired in-process research and development. Historically Strong Financial Performer

Other Financial Data

APPENDIX 1

CTS Corporation
Sales
($ in millions)

	2003	2002				2001				Full Year

	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2002	2001	2000	1999

Sales	$105.8	$116.5	$111.0	$117.7	$112.6	$125.8	$131.2	$143.7	$177.0	$457.8	$577.7	$866.5	$677.1

CTS Corporation
Reconciliation of Gross Margin to Adjusted Gross Margin
($ in millions)

	2003	2002				2001

	Q1	Q4	Q3	Q2	Q1	Q4

Gross margin	$21.1	$23.3	$23.9	$21.1	$22.7	$19.3
Charges (credits) to reported gross margin:
Restructuring-related, one-time charges			0.1	0.4	0.8	2.4
Customer reimbursement					(3.1)

Total adjustments to reported gross margin	—	—	0.1	0.4	$(2.3)	2.4

Adjusted gross margin	$21.1	$23.3	$24.0	$21.5	$20.4	$21.7

CTS Corporation
Reconciliation of Gross Margin Percentage to Adjusted Gross Margin Percentage

	2003	2002				2001

	Q1	Q4	Q3	Q2	Q1	Q4

Gross margin percentage	19.9%	20.0%	21.5%	17.9%	20.2%	15.3%
Charges (credits) to reported gross margin percentage:
Restructuring-related, one-time charges			0.1%	0.4%	0.7%	1.9%
Customer reimbursement					-2.8%

Total adjustments to reported gross margin percentage	0.0%	0.0%	0.1%	0.4%	-2.1%	1.9%

Adjusted gross margin percentage	19.9%	20.0% %	21.6%	18.3%	18.1%	17.2%

CTS Corporation
Reconciliation of Operating Expenses to Adjusted Operating Expenses
($ in millions)

	2003	2002				2001

	Q1	Q4	Q3	Q2	Q1	Q4

Selling, general and administrative expenses	$12.9	$14.8	$16.6	$16.6	$15.3	$19.5
Research and development expenses	5.6	5.6	5.4	6.0	7.2	7.4
Restructuring and impairment charges	—		18.3			26.0

Total reported operating expenses	18.5	20.4	40.3	22.6	22.5	52.9

Less restructuring and impairment charges	—	—	18.3	—	—	26.0

Adjusted operating expenses	$18.5	$20.4	$22.0	$22.6	$22.5	$26.9

CTS Corporation
Reconciliation of Operating Earnings (Loss) to Adjusted Operating Earnings (Loss)
($ in millions)

	2003	2002				2001				Full Year

	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2002	2001	2000	1999

Operating earnings (loss)	$2.6	$3.0	$(16.5)	$(1.5)	$0.2	$(33.7)	$(0.9)	$(19.7)	$5.8	$(14.8)	$(48.5)	$128.6	$82.8
Charges (credits) to reported operating earnings (loss):
Restructuring and asset impairment charges			18.3			26.0		14.0		18.3	40.0	—	—
Restructuring-related, one-time charges			0.1	0.4	0.8	2.4	0.8	5.4	2.1	1.3	10.7	—	—
Customer reimbursement					(3.1)					(3.1)	—	—	—
Acquired in-process research and development										—	—	—	12.9

Total adjustments to reported operating earnings (loss)	—	—	18.4	0.4	(2.3)	28.4	0.8	19.4	2.1	16.5	50.7	—	12.9

Adjusted operating earnings (loss)	$2.6	$3.0	$1.9	$(1.1)	$(2.1)	$(5.3)	$(0.1)	$(0.3)	$7.9	$1.7	$2.2	$128.6	$95.7

CTS Corporation
Reconciliation of Net Earnings (Loss) to Adjusted Net Earnings (Loss)
($ in millions)

	2003	2002				2001				2000				Full Year

	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2002	2001	2000	1999

Net earnings (loss)	$0.6	$0.5	$(13.8)	$(2.7)	$(1.9)	$(27.0)	$(2.9)	$(17.2)	$1.7	$22.8	$21.3	$20.5	$19.2	$(17.9)	$(45.4)	$83.8	$51.5
Charges (credits) to reported net earnings (loss):
Restructuring and asset impairment charges			18.3			26.0		14.0						18.3	40.0
Restructuring-related, one-time charges			0.1	0.4	0.8	2.4	0.8	5.4	2.1					1.3	10.7
Customer reimbursement					(3.1)									(3.1)	—
Acquired in-process research and development														—	—		12.9

Total adjustments to reported net earnings (loss)	—	—	18.4	0.4	(2.3)	28.4	0.8	19.4	2.1	—	—	—	—	16.5	50.7	—	12.9
Total adjustments, tax affected	—	—	13.8	0.3	(1.7)	21.3	0.6	14.6	1.6	—	—	—	—	12.4	38.1	—	8.6

Adjusted net earnings (loss)	$0.6	$0.5	$0.0	$(2.4)	$(3.6)	$(5.7)	$(2.3)	$(2.6)	$3.3	$22.8	$21.3	$20.5	$19.2	$(5.5)	$(7.3)	$83.8	$60.1

CTS Corporation
Reconciliation of Earnings Per Share to Adjusted Earnings Per Share

	Full Year

	2002	2001	2000	1999	1998	1997
Earnings per share	$(0.54)	$(1.61)	$2.92	$1.80	$1.28	$0.72
Tax affected charges (credits) to reported earnings per share:
Restructuring and asset impairment charges	0.42	1.07
Restructuring-related, one-time charges	0.03	0.28
Customer reimbursement	(0.07)
Acquired in-process research and development				0.30

Total tax affected adjustments to reported earnings per share	0.38	1.35	—	0.30	—	—

Adjusted earnings per share	$(0.16)	$(0.26)	$2.92	$2.10	$1.28	$0.72

CTS Corporation
Adjusted EBITDA
($ in millions)

	Full Year

	2002	2001	2000	1999
Operating earnings (loss)	$(14.8)	$(48.5)	$128.6	$82.8
Adjustments to reported operating earnings (loss):
Restructuring and asset impairment charges	18.3	40.0	—	—
Restructuring-related, one-time charges	1.3	10.7	—	—
Customer reimbursement	(3.1)	—	—	—
Acquired in-process research and development	—	—	—	12.9

Adjusted operating earnings (loss)	1.7	2.2	128.6	95.7
Depreciation and amortization expense	43.4	51.7	44.4	33.9

Adjusted EBITDA	$45.1	$53.9	$173.0	$129.6

CTS Corporation
Free Cash Flow
($ in millions)

	Full Year

	2002	2001	2000	1999
Cash flows from operations	$22.4	$65.8	$110.8	$55.7
Cash flows used by investing activities	(10.0)	(66.9)	(126.3)	(104.6)

Free cash flow	$12.4	$(1.1)	$(15.5)	$(48.9)

CTS Corporation
Definition of Financial Terms — “Debt to Capitalization”
($ in millions)

	2003	2002				2001				December 31,

	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2000	1999
Notes payable	$—	$—	$—	$—	$1.4	$—	$5.3	$12.0	$8.7	$7.4	$7.4
Current portion of long-term debt	18.2	28.4	—	—	12.5	27.5	13.8	12.5	11.2	10.0	5.0
Long-term debt	67.0	67.0	103.5	120.0	106.2	125.0	188.2	204.5	198.3	178.0	162.0

Total debt	85.2	95.4	103.5	120.0	120.1	152.5	207.3	229.0	218.2	195.4	174.4
Total shareholders’ equity	264.3	265.0	263.5	276.0	271.0	242.9	241.2	230.0	246.8	246.4	164.8

Total capitalization	$349.5	$360.4	$367.0	$396.0	$391.1	$395.4	$448.5	$459.0	$465.0	$441.8	$339.2

Debt to capitalization	24.4%	26.5%	28.2%	30.3%	30.7%	38.6%	46.2%	49.9%	46.9%	44.2%	51.4%

CTS Corporation
Definition of Financial Terms — “Working Capital as a Percentage of Annualized Sales”
($ in millions)

	2003	2002				2001

	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Current assets	$145.8	$152.3	$174.8	$189.2	$187.4	$200.7	$198.8	$229.9	$256.7
Current liabilities	120.9	134.5	100.7	104.3	127.0	153.9	126.4	152.5	155.6

Reported working capital	24.9	17.8	74.1	84.9	60.4	46.8	72.4	77.4	101.1

Adjustments to reported working capital:
Notes payable	—	—	—	—	1.4	—	5.3	12.0	8.7
Current portion of long-term debt	18.2	28.4	—	—	12.5	27.5	13.8	12.5	11.3

Total adjustments to reported working capital	18.2	28.4	—	—	13.9	27.5	19.1	24.5	20.0

Working capital	$43.1	$46.2	$74.1	$84.9	$74.3	$74.3	$91.5	$101.9	$121.1

Quarterly sales	$105.8	$116.5	$111.0	$117.7	$112.6	$125.8	$131.2	$143.7	$177.0
Multiplied by 4	4	4	4	4	4	4	4	4	4

Annualized sales	$423.2	$466.0	$444.0	$470.8	$450.4	$503.2	$524.8	$574.8	$708.0

Working capital as a percentage of annualized sales	10.2%	9.9%	16.7%	18.0%	16.5%	14.8%	17.4%	17.7%	17.1%

CTS Corporation
Definition of Financial Terms -
“Segment Operating Earnings Return on Assets”
($ in millions)

		Components
	EMS	& Sensors
2002 net sales to external customers	$186.9	$270.9
Less: 3rd quarter 2002 year-to-date
net sales to external customers	134.9	206.4

4th quarter segment net sales to external customers	$52.0	$64.5

2002 segment operating earnings (loss)	$10.8	$(5.9)
Less: 3rd quarter 2002 year-to-date
segment operating earnings (loss)	7.9	(6.0)

4th quarter segment operating earnings	$2.9	$0.1

4th quarter segment operating earnings as a percentage
of 4th quarter net sales to external customers	5.6%	0.2%

4th quarter segment operating earnings	$2.9	$0.1
Multiplied by 4	4	4

Annualized segment operating earnings	$11.6	$0.4

Total assets at December 31, 2002	$70.4	$419.6
Segment return on assets	16.5%	0.1%